UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 Clay Street, Suite 3300 Houston, Texas	77002
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (713) 328-3000

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TALO	NYSE
Preferred Stock Purchase Rights		NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 4, 2024, Talos Energy Inc. (the “Company”), Talos Production Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Talos Production”), and certain other direct and indirect subsidiaries of the Company and Talos Production entered into the Borrowing Base Redetermination Agreement and Eleventh Amendment to Credit Agreement (the “Eleventh Amendment”), which amended the Credit Agreement, dated as of May 10, 2018 (as amended, supplemented, waived or otherwise modified from time to time) (the “Credit Agreement”), among the Company, as holdings, Talos Production, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, the issuing banks, the lenders party thereto, and the other persons from time to time party thereto, in order to (i) decrease the borrowing base to $925.0 million and decrease the total commitments to $925.0 million and (ii) implement an availability cap such that, if the aggregate exposure of all lenders under the Credit Agreement would equal or exceed $800 million at any time after the date of the Eleventh Amendment, lenders holding at least two-thirds of the aggregate commitments shall approve the making of any addition loan or issuance of any additional letter of credit.

A copy of the Eleventh Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference and is hereby filed. The description of the Eleventh Amendment in this Current Report is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Item 2.03.	Create of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Borrowing Base Redetermination Agreement and Eleventh Amendment to Credit Agreement, dated December 4, 2024, by and among Talos Energy Inc., Talos Production Inc., each other Credit Party, JPMorgan Chase Bank, N.A., as Administrative Agent, and each Lender party.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALOS ENERGY INC.

Date: December 5, 2024

	By:	/s/ William S. Moss III
	Name:	William S. Moss III
	Title:	Executive Vice President, General Counsel and Secretary

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